UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 3, 2005
                                               -----------------
                             SJW Corp.
----------------------------------------------------------------
(Exact name of registrant as specified in its charter)

    California                    1-8966          77-0066628
----------------------------------------------------------------
(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number)  Identification No.)

    374 W. Santa Clara Street, San Jose, California     95113
----------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)

                             (408) 279-7800
----------------------------------------------------------------
         Registrant's telephone number, including area code

                             Not Applicable
----------------------------------------------------------------
  (Former name or former address, if changed since last report)


Item 7.01  Regulation FD Disclosure.

On May 3, 2005, SJW Corp. announced that SJW Land Company, a wholly-owned subsidiary formed in 1985, received from the City Council of San Jose zoning approval for the planned development for eight acres of its Delmas property which is adjacent to SJW Corp.'s headquarters and the HP Pavilion in San Jose, California.
Approval was granted in January 2004.

A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Form 8-K by reference.




                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  SJW Corp.
                                  -----------------------------


May 3, 2005                       /s/ Angela Yip
---------------------             -----------------------------
                                  Angela Yip,
                                  Chief Financial Officer
                                  and Treasurer


                              EXHIBIT INDEX

Exhibit
Number                   Description of Document
--------                 ------------------------


99.1    Press Release issued by SJW Corp., dated May 3, 2005.